UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund
(Exact name of registrant as specified in charter)

P.O. Box 118-763 Taipei
Taipei 10599, Taiwan
Republic of China
(Address of principal executive offices) (Zip code)

Brown Brothers Harriman
40 Water Street, P. O. 962047
Boston, MA 02196-2047
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 343-9567

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report
December 31, 2007

Dear Stockholders

After rising 26.0% from the beginning of the year to near an eight-year high of 9860 on October 30, the Taiwan Stock Exchange Index (TAIEX) dropped 13.7% from its peak to close the year at 8506. For the year as a whole the TAIEX on a total return basis was up 13.0% in US$ terms, a respectable performance, but less robust than other emerging markets such as: China, as measured by the Shanghai Composite Index (+111.5%), Brazil (+72.8%), India (+67.1%), Korea (+31.8%) and the MSCI Emerging Markets index (+39.4%). The volatility of Taiwan’s stock market rose sharply during the year with daily volatility of 21.0, as measured by Bloomberg, compared to 16.4 in 2006 and 12.9 in 2005. The New Taiwan dollar(NT$) was very stable in 2007, revaluing 0.5% for the year.

Fund Performance

The US$ total returns for the Fund’s main benchmark indexes were as follows: the Taiwan China Strategy Index* returned 14.7% for the year; the MSCI Taiwan Index returned 8.4%; and, the TAIEX produced total returns of 13.0%. The Fund’s stock price rose 9.4% during the same period and the net asset value total return was 13.4%. The net asset value total return for 2007 is net of expenses of 2.3% and taxes of 0.7%. The Fund’s net asset value total return was more than double the 6.3% total return produced by the Taiwan iShares. The Fund’s net asset value per share (“NAV”) is computed daily as of the close of the Taiwan Stock Exchange (prior to the opening of trading on the New York Stock Exchange) and is posted on the Fund’s website at www.taiwangreaterchinafund.com.

The Fund’s discount averaged 9.7% for the year, up from 7.3% in 2006 and 7.6% in 2005, as a general repricing of risk took place in international markets. The lowest closing discount was 4.0% on January 8, and the highest closing discount was 15.2% on November 26.

The Fund’s mean and median daily trading volumes on the New York Stock Exchange continued to rise during 2007, reaching 42,519 shares and 27,800 shares, respectively, compared to 32,486 shares and 22,200 shares, respectively, in 2006.

The Fund’s net asset value performance remains highly correlated with the performance of both the TAIEX and the MSCI Taiwan indexes with R2‘s** of 0.95 and 0.96, respectively. The Fund’s betas relative to these two indexes are 1.02 and 1.00, respectively, indicating a risk level approximately equal to that of the Taiwan market as a whole. The Fund continues to produce attractive alphas, defined as excess returns that cannot be explained by the Fund’s risk level, of 0.07% per week relative to the TAIEX and 0.05% relative to the MSCI Taiwan Index.

Management reviewed certain expenses incurred by independent trustees of the Fund in connection with their attendance at board meetings. The chairman of the fund created a special board committee to review these matters with the assistance of Fund counsel and an independent accounting firm. As a result of this review, certain independent trustees reimbursed approximately $1,700 to the Fund.

Performance Attribution

In May of 2006, the Fund contracted with MSCI Barra*** to provide attribution data from their Aegis Performance Analyst model. The attribution model compares the NT$ returns of the MSCI Taiwan Index with the NT$ returns of the Fund’s portfolio.

For the 12-months ended December 2007, the NT$ gross return for the MSCI Taiwan Index in the Aegis model was 11.0%, while the portfolio-only return for the Fund in the model was 16.3%. This implies that 5.3 percentage points of the return can be attributed to the active management of the Fund despite the fact the performance of the Fund remains highly correlated to the MSCI Taiwan. Sector selection contributed 77% of the active return of the Fund during the 12-month period. Looking at attribution over a longer period of time, from the end of February 2004 when the Fund implemented its current strategy, sector selection has contributed approximately 53% of active returns.

Style factors were an overall negative contributor to active return for the year, yielding a -11% of the total. Aegis considers 10 style factors, including momentum, size, growth, yield and value. Size was a positive contributor, but was offset by negative contribution of the yield and volatility risk factors. Size reflects the fact that the Fund has a slightly higher component of smaller caps than the MSCI Taiwan and those stocks have consistently contributed positively to active return. However, the Fund was under-weighted against the index on yield shares, which have performed well, and over-weighted in shares with higher volatility. Since February 2004, style factors have contributed positively to active return, contributing about 11%, but with momentum being the largest factor followed by the size factor. Over the last 12 months, asset selection was also a major contributor to active returns, approximately 34% of the total. Since February 2004, asset selection has contributed about 36% of total active returns in excess of the MSCI Taiwan Index.

Portfolio Valuation Measures

Market valuations in Taiwan remain relatively modest. The Fund’s technology-dominated portfolio has a weighted-average historical price-earnings ratio of 15.5, a weighted-average price-book ratio of 3.7, a weighted-average cash dividend yield of 3.2%, and a weighted-average return on equity of 19.7%.

Taiwan Political and Economic Developments

Despite the volatility of the stock market and a looming threat of a recession in the United States, the Taiwan economy had a strong year. GDP, up to the end of September 2007, rose 6.92% year over year (“YOY”), the strongest expansion in three years. The Taiwan government is predicting 5.46% growth for the entire year, which is up from the 4.89% rate of 2006. They also expect solid but lower growth in 2008 at 4.8%. Goldman Sachs, however, revised its forecast in January downward to 3.8%, reflecting their view of a slowdown in the United States.

In 2007, Taiwan’s exports reached US$246.7 billion, up 10.1% YOY. China replaced the United States as Taiwan’s top export market - with exports to China, including Hong Kong, increasing 12.6% YOY and accounting for 40.7% of total exports during the year. Exports remained strong at the end of the year, with December 2007 exports to China surging by 21.9% over December a year earlier. Direct US exports rose 10.8% for December YOY and accounted for about 13% of total exports. But of course it is important to also understand that a significant amount of exports to China are to Taiwan companies manufacturing in China for re-export. Exports continue to play a key part of the Taiwan economy, representing more than 50% of GDP. Taiwan also focused in 2007 on expanding exports to other emerging markets with exports to India growing 59%, Saudi Arabia 38% and Russia 34%. In 2007, imports also increased by 27.5%, reflecting higher oil and commodity prices, so the trade surplus narrowed. Taiwan reserves increased by 1.6% to US$270.3 billion compared to a 5% increase in 2006.

In the political sphere, 2007 was also an active year. With President Chen Shui-bian unable to run for a third term, the Democratic Progressive Party (“DPP”), chose Frank Hsieh as its presidential candidate over three other DPP heavyweights. Hsieh is the former mayor of Kaohsiung and is much more pragmatic in terms of cross-strait relations than Chen. The Kuomintang (“KMT”) chose former Taipei mayor Ma Ying-jeou as its candidate, despite the fact that Ma had been indicted on the misuse of special discretionary funds in February 2007. Ma was acquitted on those charges in August in the Taipei District Court and then again by Taipei’s High Court in December. However, prosecutors had said they will appeal to the Supreme Court although it is highly unlikely that there will be any change in the verdict. The presidential elections are scheduled for March 22, 2008. But Ma, who has been running ahead in the polls, got a significant boost with the results of the January 2008 legislative elections. The KMT won 81 seats out of the newly restructured 113 seats while the DPP had a very poor showing of 27 seats. The defeat was viewed to be a result of the electorate determining that Chen’s radical pro-independence stance and rhetoric was negatively impacting the island’s economy and its ability to further capitalize on China’s growth through increased investment, direct links and opening Taiwan to Chinese tourists. While a GDP growth of over 5% is very good for a nearly developed economy, the domestic economy and the stock market have performed poorly compared to many of Taiwan’s Asian neighbors. The KMT put economic issues at the forefront of the legislative election and will continue to emphasize economic growth and closer relations with China in the presidential elections.

The recent elections in Taiwan pave the way for closer economic integration between Taiwan and China. We believe the Fund offers a smart way to invest in China. The superior risk control mechanisms governing the operations and trading of Taiwan-listed companies along with the ability of Taiwan businessmen to adapt to the Chinese market offer investors an attractive alternative to obtain exposure to this dynamic market.

Yours truly,
Steven R. Champion
President, CEO and Portfolio Manager

January 17, 2008

*
Source: MSCI. This information is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

**
R2 is a measure of the correlation between the dependent and independent variables in a regression analysis. In this report, it measures the extent to which the Fund’s movements can be explained by movements in a benchmark index. The measurement ranges from 0 to 1, where 1 indicates that all movements of the Fund can be explained by movements in the index.

***
Barra, Inc. analytics and data (www.barra.com) were used in the preparation of this report. Copyright 2005 BARRA, INC. All rights reserved. This information may only be used for your internal use and may not be reproduced or redisseminated in any form. This information is provided on an “as is” basis and the use of this information assumes the entire risk of any use it may make or permit to be made of this information. Neither Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information makes any express or limited warranties or representations with respect to such information or the results to be obtained by the use thereof, and Barra, its affiliates and each such other person hereby expressly disclaim all warranties (including, without limitation, all warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information have any liability for any direct, indirect, special, incidental, punitive, consequential or any other damages (including, without limitation, lost profits) even if notified of, or if it might otherwise have anticipated, the possibility of such damages.

TAIWAN GREATER CHINA FUND
PORTFOLIO HIGHLIGHTS
SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF DECEMBER 31, 2007

Industry Diversification

Industry	U.S. $ Value	Percent of Net Assets
Computer Systems & Hardware	22,290,086	19.21%
Semiconductors	18,450,181	15.90
Plastics	15,030,021	12.95
Electronic Components	12,912,414	11.13
Flat-Panel Displays	12,537,087	10.80
Computer Peripherals/ODM	6,583,806	5.67
Steel	6,199,090	5.34
Food	5,775,559	4.98
Cement	4,211,860	3.63
Other	3,173,611	2.74
Electronics/Other	1,794,686	1.55
Transportation	1,525,968	1.32
Rubber	1,415,798	1.22
Textiles	1,244,913	1.07
Glass, Paper & Pulp	928,963	0.80
Electrical & Machinery	763,613	0.66
Communications Equipment	761,876	0.66
Chemicals	405,192	0.35
Retailing	347,858	0.30
Short-Term Securities	15,249,446	13.14
Liabilities, Net of Other Assets	(15,570,972)	(13.42)
Net Assets	$116,031,056	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments / December 31, 2007

COMMON STOCK — 100.28%

Cement — 3.63%			% of Net Assets	U.S. Dollar Value
1,199,996	shs.	Asia Cement Corp.	1.51	$1,753,709
1,771,726		Taiwan Cement Corp.	2.12	2,458,151
				4,211,860
Chemicals — 0.35%
373,352		Eternal Chemical Co., Ltd.	0.35	405,192
Communications Equipment — 0.66%
130,129		D-Link Corporation	0.20	229,894
98,913		Gemtek Technology	0.15	169,562
61,000		Zinwell Corporation	0.17	203,120
122,580		Zyxel Communications Corp.	0.14	159,300
				761,876
Computer Peripherals/ODM — 5.67%
346,000		Foxconn International Holdings, Ltd.	0.67	777,075
93,384		High Tech Computer Corp.	1.49	1,724,641
1,338,600		Lite-on Technology Corp.	2.01	2,335,967
870,943		Mitac International Corp.	0.74	855,261
605,202	*	Qisda Corp.	0.57	668,010
178,469		Teco Image Systems Co., Ltd.	0.19	222,852
				6,583,806
Computer Systems & Hardware — 19.21%
416,839		Acer Inc.	0.70	816,097
96,411		Advantech Co., Ltd.	0.19	219,670
1,898,544		Asustek Computer Inc.	4.91	5,701,369
346,318	(a)	Compal Electronics Inc.	0.33	379,056
1,980,549		Hon Hai Precision Industry Co., Ltd.	10.63	12,334,923
453,850		Inventec Co., Ltd.	0.23	263,069
732,193		Quanta Computer Inc.	0.90	1,039,572
826,357		Wistron Corp.	1.32	1,536,330
				22,290,086
Electrical & Machinery — 0.66%
519,000		Teco Electric & Machinery Co., Ltd.	0.22	259,228
1,220,837		Walsin Lihwa Corp.	0.44	504,385
				763,613
Electronic Components — 11.13%
152,191		A-DATA Technology Co., Ltd.	0.26	297,963
382,433		Catcher Technology Co., Ltd.	1.92	2,228,521
1,112,245		Delta Electronics Inc.	3.28	3,806,475
100,304		Epistar Corp.	0.37	429,865
301,143	(a)	Foxconn Technology Co., Ltd.	2.11	2,451,186
94,000		Kinsus Interconnect Technology Corp.	0.25	295,616
22,253		Motech Industry Co., Ltd.	0.18	204,115
124,250		Shin Zu Shing Co., Ltd.	0.66	762,340
234,380		Tripod Technology Corp.	0.73	845,485
589,820		Unimicron Technology Corp.	0.89	1,036,559
1,577,000		Yageo Corp.	0.48	554,289
				12,912,414

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Schedule of Investments (Continued) / December 31, 2007

Electronics/Other — 1.55%			% of Net Assets	U.S. Dollar Value
126,000	shs.	Lumax International Corp., Ltd.	0.24	274,656
608,650		Synnex Technology International Corp.	1.31	1,520,030
				1,794,686
Flat-Panel Displays — 10.80%
3,948,132		AU Optronics Corp.	6.66	7,729,740
872,664	(a)	Chi Mei Optoelectronics Corp.	1.05	1,224,216
4,221,951	(a) *	Chunghwa Picture Tubes, Ltd.	1.26	1,464,419
624,712	(a)	Innolux Display Corp.	1.83	2,118,712
				12,537,087
Food — 4.98%
310,000		Great Wall Enterprises Co.	0.30	344,083
1,464,000	(a)	Tingyi (Cayman Islands) Holdings Corp.	2.01	2,327,101
2,293,560	(a)	Uni-President Enterprise Corp.	2.67	3,104,375
				5,775,559
Glass, Paper & Pulp — 0.80%
638,208		Taiwan Glass Ind. Corp.	0.60	694,603
625,617		Yuen Foong Yu Paper Manufacturing Co., Ltd.	0.20	234,360
				928,963
Plastics — 12.95%
925,299		Formosa Chemicals & Fiber Corp.	2.04	2,367,880
1,299,983		Formosa Plastics Corp.	3.15	3,651,367
3,398,319		Nan Ya Plastics Corp.	7.76	9,010,774
				15,030,021
Retailing — 0.30%
104,000		Far Eastern Department Store Co., Ltd.	0.11	125,856
84,512		President Chain Store Corp.	0.19	222,002
				347,858
Rubber — 1.22%
866,415		Cheng Shin Rubber Ind. Co., Ltd.	1.22	1,415,798
Semiconductors — 15.90%
2,836,704		Advanced Semiconductor Engineering Inc.	2.45	2,842,476
485,040		Inotera Memories Inc.	0.33	384,335
448,320	(a)	MediaTek Inc.	5.01	5,819,286
118,197	(a)	Novatek Microelectronics Corp.	0.39	451,885
432,341	(a)	Powerchip Semiconductor Corp.	0.16	183,952
70,750		Powertech Technology Inc.	0.22	251,946
1,072,000	(a)	ProMOS Technologies Inc.	0.25	287,550
70,025		Realtek Semiconductor Corp.	0.21	242,888
498,518		Siliconware Precision Industries Co., Ltd.	0.77	896,084
2,982,526		Taiwan Semiconductor Manufacturing Co., Ltd.	4.91	5,701,320
2,234,902		United Microelectronics Corp.	1.20	1,388,459
				18,450,181

See accompanying notes to financial statements.

Schedule of Investments (Cont'd.)

Steel — 5.34%		% of Net Assets	U.S. Dollar Value
4,477,933	China Steel Corp.	5.17	6,005,737
117,000	Tung Ho Steel Enterprise Corp.	0.17	193,353
			6,199,090
Textiles — 1.07%
1,061,170	Far Eastern Textile, Ltd.	1.07	1,244,913
Transportation — 1.32%
324,000	U-Ming Marine Transport Corp.	0.77	885,071
828,162	Yang Ming Marine Transport Corp.	0.55	640,897
			1,525,968
Other — 2.74%
127,000	Giant Manufacturing Co., Ltd.	0.25	284,276
82,530	Johnson Health Tech Co., Ltd.	0.17	200,511
538,000	Merida Industry Co., Ltd.	0.86	991,934
1,020,350	Pou Chen Corp.	0.82	956,362
174,000	Yue Yuen Industrial Holdings, Ltd.	0.54	624,539
90,000	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	0.10	115,989
			3,173,611

TOTAL COMMON STOCK (COST $89,406,499)			116,352,582

SHORT-TERM SECURITIES — 13.14%†
Mutual Fund — 9.37%
AIM Liquid Assets Portfolio, 4.726%,‡		4.67	5,421,086
AIM Prime Portfolio, 4.872%,‡		4.70	5,449,260
			10,870,346
Time Deposit — 3.77%
Wachovia - London, 2.63%, Due 01/02/08		0.18	214,675
Wells Fargo - Grand Cayman, 2.63%, Due 01/02/08‡		3.59	4,164,425
			4,379,100
TOTAL SHORT-TERM SECURITIES
(COST $15,249,446)			15,249,446

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE
(COST $104,655,945)		113.42	131,602,028

LIABILITIES (NET OF OTHER ASSETS)		(13.42)	(15,570,972)

NET ASSETS		100.00	$116,031,056

(a)	All or a portion of the security is out on loan.

*	Non-income producing: These stocks did not pay a cash dividend during the past year.

†	Inclusive of all short-term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 0.18%.

‡	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
December 31, 2007 (Expressed in U.S. Dollars)

Assets

Investments in securities at fair value (Market value of securities on loan—$12,086,417)
(Notes 2B, 2C, 2D, 3 and 7):
Common Stock (cost — $89,406,499)	$116,352,582
Short-term securities (cost — $214,675)	214,675
Investment of cash collateral from securities loaned (cost - $15,034,771)	15,034,771
Total investment in securities at fair value (cost — $104,655,945)	131,602,028

Cash	45
Foreign cash (cost — $197,186)	197,610
Receivable	44,044
Prepaid expenses and other assets	71,361
Total assets	131,915,088

Liabilities
Payable for cash collateral for securities loaned	15,034,771
Accrued employee bonus	329,000
Professional fees payable	208,223
Accrued management fee (Note 4)	121,000
Administration fee payable (Note 5)	62,794
Shareholder communication fees payable	54,300
Trustee fees and expense payable	37,039
Custodian fee payable (Note 6)	29,936
Other accrued expenses	6,969
Total liabilities	15,884,032

Net assets	$116,031,056

Components of net assets
Par value of shares of beneficial interest (Note 8)	$144,738
Additional paid-in capital (Note 8)	173,940,051
Accumulated net investment income	50,763,399
Accumulated net realized loss on investments and foreign currency transactions	(96,897,582)
Unrealized net appreciation on investments (Note 7)	26,946,083
Cumulative translation adjustment (Note 2G)	(38,865,633)

Net assets	$116,031,056

Net asset value per share (14,473,760 shares issued and outstanding, par value $0.01)	$8.02

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Year Ended December 31, 2007 (Expressed in U.S. Dollars)

Investment income (Note 2B, 2C, 2D)
Dividends	$3,930,010
Interest	4,904
Securities lending income	48,821
3,983,735

Republic of China taxes (Note 2I)	(878,650)

3,105,085

Expenses
Management fee (Note 4)	399,047
Portfolio management expenses:
Personnel expenses	872,866
Research expenses	128,813
Rental expenses	48,345
Travel expenses	6,575
Other expenses	29,138
1,484,784
Shareholder communication expenses	274,519
Trustee fees and expenses	195,414
Custodian fee (Note 6)	179,972
Audit and tax fee	169,051
Legal fees and expenses	167,821
Administrative fee (Note 5)	128,734
Insurance expenses	80,942
Other expenses	82,384

2,763,621

Net investment gain	341,464

Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2F and 7)
Net realized gain on:
investments (excluding short-term securities)	13,992,967
foreign currency transactions	3,000
Net realized gain on investments and foreign currency transactions	13,995,967

Net changes in unrealized appreciation /depreciation on:
investments	(7,648)
translation of assets and liabilities in foreign currencies	(96,960)

Net realized and unrealized gain from investments and foreign currencies	13,891,359

Net increase in net assets resulting from operations	$14,232,823

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Statement of Changes in Net Assets
For the Years Ended December 31, 2007 and 2006 (Expressed in U.S. Dollars)

	2007	2006
Net increase/decrease in net assets resulting from operations
Net investment income	$341,464	$232,599
Net realized gain on investments and foreign currency transactions	13,995,967	5,454,909
Unrealized appreciation/depreciation on investments	(7,648)	14,977,468
Unrealized depreciation on translation of assets and liabilities in foreign currencies	(96,960)	(607,703)

Net increase in net assets resulting from operations	14,232,823	20,057,273

Capital share transactions:
Cost of semi-annual repurchase offer (Note 8B)	(11,593,032)	(11,029,814)

Net assets, beginning of year	113,391,265	104,363,806

Net assets, end of year	$116,031,056	$113,391,265

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)

	Years Ended December 31,
	2007		2006	2005	2004	2003
Per share operating performance:
Net asset value, beginning of year	7.07		5.87	5.37	5.13	4.37
Net investment income (loss)	0.02		0.01	0.05	(0.01)	(0.02)
Net realized and unrealized gain / loss on investments (a)	0.92		1.21	0.65	(0.24)	0.73
Net realized and unrealized appreciation / depreciation on translation of foreign currencies (a)	(0.01)		(0.03)	(0.25)	0.26	0.11
Total from investment operations	0.93		1.19	0.45	0.01	0.82

Distributions to Shareholders from:
Net investment income*	—		—	—	(0.01)	(0.06)

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.02	(b)	0.01	0.05	0.24	—

Net asset value, end of year	8.02		7.07	5.87	5.37	5.13

Per share market price, end of year	7.23		6.61	5.30	4.90	4.75

Total investment return (%):
Based on Trust’s market price	9.38		24.72	8.16	3.42	18.79
Based on Trust’s net asset value	13.44		20.44	9.31	4.94	18.75
U.S. $ return of Taiwan Stock Exchange Index**	9.23		20.35	3.03	11.69	35.32

Ratios and supplemental data:
Net assets, end of year (in thousands)	116,031		113,391	104,364	116,467	167,801
Ratio of expenses to average net assets (%)	2.30		2.55	2.12	2.79	2.57
Ratio of net investment income (loss) to average net assets (%)	0.28		0.22	0.99	(0.27)	(0.44)
Portfolio turnover ratio (%)	26		24	16	137	78

(a)
Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.

(b)	Based on average shares outstanding at each month end.
*	See Note 2H for information concerning the Trust’s distribution policy.
**
Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, and do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by the Taiwan Stock Exchange Corp.

See accompanying notes to financial statements.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2007 (Expressed in U.S. Dollars)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund

The Taiwan Greater China Fund (the “Fund” or the “Trust”, formerly known as The R.O.C. Taiwan Fund) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated. At the Annual Meeting of Shareholders held on August 21, 2007, shareholders voted to approve an advisory agreement between the Fund and Nanking Road Capital Management, LLC (the “NRC”), a company organized by employees of the Fund who had managed the Fund’s investments for the period from February 2004 to September 2007.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion. Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended November 16, 2007, the Trust’s shareholders will be asked to consider the conversion of the Trust to an open-end investment company at the 2008 annual meeting. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 8B).

On October 31, 2006, the Board of Trustees terminated the Fund’s policy requiring the Republic of China Securities and Futures Bureau, Financial Supervisory Commission’s (the “ROC FSC”) consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies

A— Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles.

B— Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at net asset value per share (“NAV”) or at amortized cost, which approximates fair value. Under amortized cost method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

C— Lending of Portfolio Securities —The Trust may lend portfolio securities up to 331⁄3% of the market value of the Fund’s assets to qualified broker-dealers or institutional investors. All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities or bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked-to-market daily. The Fund receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower. The Fund’s lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG. For the year ended December 31, 2007, the Fund earned $48,821 from lending portfolio securities and UBS Securities LLC earned $15,748 in compensation as the Fund’s lending agent. In the event of default or bankruptcy by the counterparty, the Trust could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2007 (Expressed in U.S. Dollars) (continued)

D— Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

E— Office equipment — Office equipment is stated at cost less accumulated depreciation. Depreciation is applied from the month such assets were placed into service, using the straight-line method over the respective useful lives of such assets.

F— Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2007, the Trust utilized $12,882,776 of capital loss carryover and has a total loss carryover of $96,785,201 remaining.

This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $64,782,830 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011 and $3,691,414 of such loss will expire on December 31, 2013.

In accordance with federal income tax regulations, the Trust expects to elect to defer passive foreign investment company losses of $3,064,459 and currency losses of $1,600,186 realized on investment transactions from November 1, 2007 through December 31, 2007 and treat them as arising during the fiscal year ending December 31, 2008 for U.S. federal income tax purposes.

G— Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the year. At December 31, 2007, that rate was NT$32.434 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

H— Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. In order to reconcile such differences, accumulated net investment income was increased by $2,358,873, accumulated net realized loss on investments was increased by $1,225,572, and additional paid in capital was decreased by $1,133,301 to reflect the impact of such differences in accordance with U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

As of December 31, 2007, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$1
Accumulated capital and other losses	(96,785,201
Unrealized appreciation (depreciation)	25,350,967
$(71,434,233)

I— Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2007 (Expressed in U.S. Dollars) (continued)

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the twelve months ended December 31, 2007, the total par value of stock dividends received was $636,883.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax of $144,965 paid for the twelve months ended December 31, 2007.

J— Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

K — Accounting for Uncertainty in Income Taxes — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As required, the Trust implemented FIN 48 on January 1, 2007. Based on management’s evaluation, FIN 48 did not have a material impact on the Trust’s financial statements.

L — Fair Value Measurements — On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have material impact on the financial statements of the Fund, however, additional disclosures may be required about the inputs used to develop the measurements and changes in net assets for the period.

Note 3 — Investment Considerations

Because the Trust concentrates its investments in publicly traded equity issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Investment Management

As described in Note 1, the Trust entered into an investment advisory and management agreement with NRC on October 1, 2007. Pursuant to the investment agreement, NRC is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust’s affairs. The Trust pays NRC a fee at an annual rate of 1.25% of the NAV of the Trust’s assets up to $150 million and 1.00% of such NAV in excess of $150 million. Prior to October 1, 2007, the Trust was managed by its employees and as such directly incurred salaries and benefits, research, travel and other related expenses. For the nine months ended September 30, 2007, these expenses amounted to 0.89% of the Trust’s average net assets.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2007 (Expressed in U.S. Dollars) (continued)

Note 5 — Administrative Management

Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or services are purchased.

Note 6 — Custodian

BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the NAV of the Trust’s assets up to $200 million, 0.13% of such NAV equal to or in excess of $200 million up to $400 million and 0.11% of such NAV equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 7 — Investments in Securities

Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2007, included $31,576,264 for stock purchases and $48,368,990 for stock sales, respectively.

At December 31, 2007, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was $91,001,615. At December 31, 2007, the net unrealized appreciation of $25,350,967 for U.S. federal income tax purposes consisted of $29,713,717 of gross unrealized appreciation and $4,362,750 of gross unrealized depreciation.

Note 8 — Shares of Beneficial Interest

A— The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the year ended December 31, 2007, the Trust did not repurchase any shares under this program.

B— The Trust has adopted an interval fund structure pursuant to which it will make semi-annual repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In June 2006, the Trust accepted 888,498 shares for payment at a price of $5.84 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on June 30, 2006, to which a 2% repurchase fee was applied. The repurchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2006, the Trust accepted 844,073 shares for payment at a price of $6.92 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the net asset value per share as determined at the close of regular trading on the Taiwan Stock Exchange on December 29, 2006, to which a 2% repurchase fee was applied. The repurchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2007 (Expressed in U.S. Dollars) (continued)

In June 2007, the Trust accepted 801,870 shares for payment at a price of $7.76 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on June 29, 2007, to which a 2% repurchase fee was applied. The repurchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2007, the Trust accepted 761,776 shares for payment at a price of $7.05 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s net asset value per share at the close of regular trading on the Taiwan Stock Exchange on December 17, 2007, to which a 2% repurchase fee was applied. The repurchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

At December 31, 2007, 14,473,760 shares were outstanding.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
Taiwan Greater China Fund:

We have audited the accompanying statement of assets and liabilities of the Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2008

TAIWAN GREATER CHINA FUND
Additional Information (unaudited)

The Fund has obtained an agreement letter from Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 1997 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

New York Stock Exchange Certification
In 2007, the Trust Chief Executive Officer provided to the New York Stock Exchange the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards.

Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the Trust’s Board of Trustees. A summary of the voting policies followed by ISS may be found on the Trust’s website, http://www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the Securities and Exchange Commission (the “SEC”), http://www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2007 is available on or through the Trust’s website and on the SEC’s website.

Portfolio Holdings
The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.

For additional information regarding the Trust, including additional portfolio manager commentary and portfolio holdings information as of the end of each month please visit our website at http://www.taiwangreaterchinafund.com.

2007 ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On August 21, 2007, the Trust held an annual meeting to:

(i)	Elect two trustees, each to serve for a term expiring on the date of the 2010 Annual Meeting of Shareholders or the special meeting in lieu thereof.

(ii)	Consider whether to approve a new investment advisory agreement between the Trust and Nanking Road Capital Asset Management, LLC.

(iii)	Consider whether to approve the conversion of the Trust from a closed end investment company to an open end investment company.

The results of the shareholder votes are shown below. Proxies representing 10,671,929, or 70.05%, of the 15,235,536 eligible shares outstanding were represented by proxy. David N. Laux and Pedro-Pablo Kuczynski were each elected for a term expiring in 2010. The investment advisory agreement between the Trust and Nanking Road Capital Asset Management, LLC was approved. The conversion from a closed-end fund to and open-end fund was not approved.

Nominees to the Board of Trustees
	For	Withheld
David N. Laux	10,568,120	103,809
Pedro-Pablo Kuczynski	10,568,799	103,130
Frederick C. Copeland, Jr., Robert P. Parker, Edward B. Collins and Tsung-Ming Chung, whose terms did not expire in 2007, remain trustees.

Approval of Investment Advisory Agreement
For	Against	Withheld/Abstain
7,401,079	700,290	22,240

Approval of Conversion from a Closed-End Investment Company to an Open-End Investment Company
For	Against	Withheld/Abstain
1,685,558	6,408,172	29,878

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting held in person on August 21, 2007 and subsequent to the Annual Meeting of Shareholders (the “Annual Meeting”), the Board of Trustees of the Trust, which is comprised entirely of Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two year period an investment advisory and management agreement (the “Advisory Agreement”) between the Trust and Nanking Road Capital Management, LLC (“Nanking” or the “Adviser”), subject to and effective when the Adviser obtained its registration with the U.S. Securities and Exchange Commission.

The Trustees met in a private session with the Trust’s legal counsel, at which no representative of the Adviser was present, and were advised by such counsel throughout the approval process.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. Prior to the meeting, the Board had approved the Advisory Agreement for inclusion in the Trust’s 2007 Annual Proxy Statement for shareholder vote at the 2007 Annual Meeting. At the Annual Meeting, held on August 21, 2007 prior to the Board meeting, shareholders approved the Advisory Agreement. In their consideration of the Advisory Agreement, the Board considered factors described below. The Board evaluated information concerning the Advisory Agreement provided to the Board during the meeting and during prior meetings.

Nature, Extent and Quality of the Services Under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Trust by the Adviser under the Advisory Agreement. The Board considered the Adviser’s verbal commitment to retain the Trust’s current staff, which constituted the Trust’s Portfolio Manager and Chief Executive Officer, Chief Compliance Officer, Chief Executive Officer and Secretary and Head of Portfolio Analysis, for at least three years. The Board also considered that the Adviser would provide the Trust with necessary officers, including the Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer, each subject to approval of the Board. The Board considered the information received at regular meetings throughout the year related to the services rendered by the Portfolio Manager and Trust officers about the management of the Trust’s portfolio and its other affairs and their role in coordinating and supervising the activities of the Trust’s other service providers, such as the transfer agent, custodian and administrator. The Board reviewed information received from the Adviser regarding the administration and review of the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as well as information about the Adviser’s proposed Chief Compliance Officer and compliance program.

The Board reviewed the qualifications, backgrounds and responsibilities of the those officers, senior personnel and Portfolio Manager of the Trust who would become employees of the Adviser. The Board also considered, based on the information provided by the Adviser, the financial resources of the Adviser.

The Board also considered the Adviser’s proposed brokerage policies and practices, including the standards applied with regard to soft dollars and the controls applicable to brokerage and trade allocation procedures. The Adviser also reported to the Board on, among other things, its business plans.

The Board concluded that, overall, the nature, extent and quality of services to be provided under the Advisory Agreement were likely to be of high quality.

Fund Performance

The Board received and considered performance information for the Fund. The Board noted that, in view of the Trust’s distinctive investment objective of seeking long term capital appreciation through investments in securities of Taiwan issuers, primarily by investing in Taiwan listed companies that derive or expect to derive a significant portion of their revenues from operations in, or exports to, mainland China and, based upon the information provided in the materials and upon reports provided by internal management at the Board’s meetings on August 21, 2007 and June 26, 2007 and throughout the year, the investment performance of the Trust’s portfolio was satisfactory. The Board further concluded that, although the number of comparable funds was limited, on the basis of this limited number, the Trust’s expense ratio, once the Advisory Agreement took effect, could be expected to be in keeping with the expense ratios of direct competitors. Accordingly, the Board determined that the overall performance of the Trust upon retention of the Adviser could be expected to be satisfactory.

Board Approval of Investment Advisory Agreement (unaudited) (continued)

Advisory Fees and Expenses

The Board reviewed and considered the advisory fee proposed to be paid by the Trust to the Adviser in light of the nature, extent and quality of the advisory services expected to be provided by the Adviser. The Board considered the Adviser’s verbal commitment to reduce advisory fees in the event that the Adviser reached $200 million in total assets under management. The Board determined that the fees contained in the Advisory Agreement provided a framework to pass on to shareholders expense savings. In order to better evaluate the Adviser’s advisory fees, the Board also reviewed comparative information with respect to fees paid by comparable funds. The Board noted that, due to the Fund’s distinctive investment objective, the number of comparable funds was limited. The Board of Trustees determined that, based on the limited data available, the Adviser’s proposed fees were reasonable in light of comparable performance and expense and advisory fee information, costs of services provided and profits expected to be realized and benefits derived or to be derived by the Adviser from the relationship with the Trust.

Adviser Profitability

The Board reviewed the projected profitability of the Adviser in connection with the provision of services to the Trust. The Trustees reviewed the Adviser’s projected costs in providing services to the Trust. The Board concluded that the profitability projections did not render the Adviser’s advisory fees excessive.

Economies of Scale

The Board received and discussed information concerning whether the Adviser might realize economies of scale as the Fund’s assets or other assets under its management grow beyond current levels. The Board determined that there were not at this time discernible economies to be realized by the Adviser in managing the Trust’s assets and, that, to the extent that material economies of scale could be shared with the Trust, the Board would seek to do so. The Board acknowledged the Adviser’s commitment to reduce fees once the Adviser’s total assets under management reached $200 million.

Other Benefits to the Adviser

The Board considered other benefits that might be received by the Adviser as a result of its relationship with the Trust, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to shareholders of the Fund and determined that any such ancillary benefits that the Adviser might receive were negligible.

Board Conclusions

The Board based its consideration and evaluation of the Advisory Agreement on the information it was presented and the specific factors regarding the nature, extent and quality of services to be provided, including the good relative performance of the principals of the Adviser in managing the Trust’s investments as employees of the Trust and the projected profitability and costs associated with the Adviser. The Board concluded that the compensation to be paid to the Adviser would be fair and reasonable in light of the services to be provided and expenses to be incurred by the Adviser.

Information Concerning Trustees and Officers (unaudited)

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Non-Interested Trustees
Tsung-Ming Chung (5 8) 4F, No.1, Lane 21, Hsing-Hua Road Kwei-Shan Industr ial Zone, Taoyuan, Taiwan, R.O.C.	Trustee and Audit Committee Member	Trustee since 2006 and until the 2009 Annual Meeting of Shareholders or special meeting in lie u thereof	Chair man and Chief Executive Officer, Dynapak International Technology Corp; Chair man, Systems and Chips, Inc.; Director, Arima Group (technology)	Director, Far Eastern International Bank; Director and Chair man of Audit Commit tee, Taiwan Mobile Co.; Dir ector and Audit Committee Chairman, SMIC
Edward B. Collins (6 5) 765 Market St. Suite 31A, San Francisco, California 94103 U.S.A.	Trustee and Audit Committee Member	Trustee since 2000 and until the 2009 Annual Meeting of Shareholders or special meeting in lieu thereof	Managing Director, ChinaVest Group (venture capital investment) , since prior to 2000	Director, Mediostream, since 2001; Chairman, California Bank of Commerce, since 2006; Partner McCutchen, Doyle, Brown & Enersen (law firm), 1987-95
Frederick C. Copeland, Jr . (66) 11 Deer Ridge Road Avon, Connecticut 06001 U.S.A.	Trustee and Vice Chairman	Trustee since May 2004 and until the 2008 Annual Meeting of Shareholders or special meeting in lieu thereof	Vice Chairman, Director, Chairman of Executive Committee, Far East National Bank since 2004; Principal, Deer Ridge Associates, LLC (financial consulting), 2001-2006
Director, Mercantile Commerce Bank Holding, since 2007; Director, Mercantile Commerce Bank, since 2007; President, Chief Executive Officer and Chief Operating Officer, Aetna International (insurance), from 1995 to 2001; Executive Vice President, Aetna, In c. (insurance), from 1997 to 2001; Chairman, President and Chief Executive Officer, Fleet Bank, N.A ., 1993-1995; President and Chief Executive Officer, Citibank Canada Ltd ., 1987- 1993; Taiwan Country Head, Citibank, 1983-1987

Pedro -Pablo Kuczynski (69) 2665 Bayshore Dr. Suite 715, Mia mi Florida, 33133 U.S.A .	Trustee and Chair man	Until the 2010 Annual Meeting of Shareholders or special meeting in lie u thereof; and Chairman since August 2007
Senior Advisor and Partner, The Rohatyn Group (emerging markets manager), since 2007; Prime Minister of Peru, from from 2005-2006; Minister of Economy of Peru, 2004-2005 Minister of Economy of Peru, 2001-2002; Partner and CEO, Latin America Enterprise Fund (private equity), 1995-2001
Chairman and Director, Advanced Metallurgical Group (“AMG, N.V.”), since 2007; Director, Ternium Inc., since 2007
David N. Laux (80) The Hampshire, Apt. 701 1101 N. Elm St. Greensboro, NC 27401 U.S.A.	Trustee	Until the 2010 Annual Meeting of Shareholders or special meeting in lieu thereof; and Chairman from July 2004-August 2007
Chair man, Great Dads (non- profit), 2004- 2006; President, US-Taiwan Business Forum, from 2000 to 2005; Director International Foundation, 2001-2007; Director, US - Taiwan Business Council, 2000-present

President, US-ROC (Taiwan) Business Council, 1990-2000; Chairman and Managing Director, American Institute in Taiwan, 1987-90; Director of Asian Affair s, National Security Council, The White House, 1982-86

Robert P. Parker (66) 101 California Street Suite 2830 San Francisco, California 94111 U.S.A.	Trustee and Audit Committee Member	Trustee since 1998 and until the 2008 Annual Meeting of Shareholders or special meeting in lie u thereof; and Chairman from February - July 2004	Chair man, Parker Price Venture Capital, Inc. (formerly known as Allegro Capital, In c.) , since prior to 2000	Director, NexFlash Technologies, Inc., 2001- 2005 Partner, McCutchen, Doyle , Brown & Enersen (law firm), 1988- 97
Non-Trustee Officers
Steven R. Champion (62) 111 Gilett Street Hartford, CT 06105 U.S.A.	President, Chief Executive Officer and Portfolio Manager	Since February 2004	Executive Vice President, Bank of Hawaii , 2001-2003; Chief In vestment Officer, Aetna International, from prior to 2000 to 2001	Director, Connecticut Choral Artists, Inc. , since 2007
Cheryl Chang (43) 111 Gilett Street Hartford, CT 06105 U.S.A.	Secretary, Treasurer and Chief Financial Officer	Since June 2004	Senior Manager, KPMG (Taipei Office), from prior to 2000 to 2004; Assurances and and Advisory Unit of International Practice Group, KPMG (Taipei Office), 2000-2004	None

22 & 23

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com

Trustees and Officers:
Pedro-Pablo Kuczynski, Chairman and Trustee
Frederick C. Copeland Jr., Vice Chairman, Trustee and Audit Committee Member
David N. Laux, Trustee
Tsung-Ming Chung, Trustee and Audit Committee Member
Edward B. Collins, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Steven R. Champion, President and Chief Executive Officer and Portfolio Manager
Cheryl Chang, Chief Financial Officer, Treasurer and Secretary

Taiwan Greater China Fund
P.O. Box 118-763 Taipei
Taipei 10599, Taiwan

Manager:
Nanking Road Capital Management, LLC
111 Gillett Street
Hartford, CT 06105
Tel: (860) 278-7888

Administrator & Custodian:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S.A.
Tel: (617) 742-1818

Transfer Agent, Paying and Plan Agent:
American Stock Transfer & Trust Company
59 Maiden Lane - Plaza Level
New York, NY 10038
U.S.A.
Telephone: 1-866-624-4110

Investor Relations & Communications:
The Altman Group, Inc.
60 East 42nd Street, Suite 405
New York, NY 10165
Telephone: (212) 681-9600

U.S. Legal Counsel:
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131
U.S.A.
Tel: (212) 878-8000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.
Current and historical (from 2/27/2004) NAV information can be found on the Fund’s website at www.taiwangreaterchinafund.com

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this report. No substantive amendments were adopted and no waivers were granted with respect to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Tsung-Ming Chung qualifies as an audit committee financial expert serving on its audit committee. Mr. Chung is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

	REGISTRANT	INVESTMENT ADVISOR
FY 2006	$32,655	$0
FY 2007	$18,833	$0

(b) AUDIT-RELATED FEES:

	REGISTRANT	INVESTMENT ADVISOR
FY 2006	$0	$0
FY 2007	$0	$0

(c) TAX FEES

	REGISTRANT	INVESTMENT ADVISOR
FY 2006	$29,475	$0
FY 2007	$4,037	$0

NATURE OF AUDIT-RELATED FEES: N/A

NATURE OF TAX FEES: The fees incurred by the registrant related to the preparation of the registrant's federal income and excise tax returns and the provision of tax advice and planning services.

(d) ALL OTHER FEES

	REGISTRANT	INVESTMENT ADVISOR
FY 2006	$0	$0
FY 2007	$0	$0

NATURE OF ALL OTHER FEES: N/A

(e)(1) AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, the audit committee of the registrant's board of trustees approves the engagement of the registrant's accountants before such accountants are engaged to render audit or non-audit services.

(e)(2) PERCENTAGE OF NON-AUDIT SERVICES APPROVED BY THE AUDIT COMMITTEE

All services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) AGGREGATE NON-AUDIT FEES BILLED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR SERVICES RENDERED TO THE REGISTRANT AND THE REGISTRANT'S INVESTMENT ADVISER:

	REGISTRANT	INVESTMENT ADVISOR
FY 2006	$29,475	$0
FY 2007	$4,037	$0

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The members of the registrant's audit committee are: Edward B. Collins (Chairman), Robert P. Parker, Frederick C. Copeland, Jr. and Tsung-Ming Chung.

ITEM 6. SCHEDULE OF INVESTMENTS.

A Schedule of Investments is included as part of the report to shareholders filed under item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") unless the registrant's chief executive officer recommends to the contrary, in which event the decision as to how to vote will be made by the registrant's Board of Trustees.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

8(1) Portfolio Manager. Steven R. Champion has been President, Chief Executive Officer and Portfolio Manager of the registrant since February 2004. Mr. Champion has been President of Nanking Road Capital Management LLC (“NRC”), the Trust’s investment adviser (“Adviser”), since July 2007 and has retained his positions as Chief Executive Officer and portfolio manager of the Fund through NRC. He was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 1997-2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C.) Fund, and predecessor to the registrant, from 1987 to 1989, and President and portfolio manager of the registrant from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

8(2) Other Accounts Managed by Portfolio Manager. As of December 31, 2007, Mr. Champion managed the registrant with approximately $116,031,056 million in assets under management. As of December 31, 2007, Mr. Champion does not manage any mutual funds or pooled investment vehicles.

While the Portfolio Manager does not currently manage any other fund or account, actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. The Adviser has adopted policies and procedures that it believes are reasonably designed to address potential conflicts of interest. As a result, the Adviser does not believe that these potential conflicts of interest will affect the Portfolio Manager’s professional judgment while managing the registrant.

8(3) Compensation. As of October 31, 2007, the registrant entered into an investment advisory agreement (the “Agreement”) with NRC, whereby the registrant’s management structure changed from an internally managed entity to an externally managed entity. Mr. Champion is the principal owner of NRC and controls its affairs. In that connection he determines the compensation to be paid to himself and other NRC employees out of NRC's investment advisory revenues, net of other expenses. If profits are available for distribution to NRC's owners after the payment of salary, bonus and other operating expenses, Mr. Champion is therefore the principal beneficiary of those profits. In determining compensation and bonuses to be paid to him and other NRC officers and employees, Mr. Champion expects to structure NRC's compensation program to attract and retain key personnel as well as to provide incentives for top quality performance. The factors that he expects to take into account in making such decisions include competence, diligence, creativity and dedication and his assessment of the level of importance of a person's performance as an employee or consultant to NRC's success as an enterprise. In assessing his own performance as portfolio manager, Mr. Champion expects to base his assessment on a variety of factors, the most important of which is the registrant’s (and other clients', if any) investment performance in relation to various benchmarks. Mr. Champion anticipates that the relationship between salary and bonus payments to himself and other officers and employees of NRC, on the one hand, and the proportion of NRC's profits to which he will be entitled as a result of his ownership and profit interest in NRC, on the other hand, may vary from year to year, particularly if NRC acquires other investment management or advisory clients and if the proportion of NRC owned by Mr. Champion changes. In addition to a base salary, bonus and his profit interest, Mr. Champion is eligible for health insurance and deferred compensation benefits.

Prior to October 31, 2007, Mr. Champion received a salary pursuant to an employment agreement he entered into with the registrant. The salary was fixed each year and may have been adjusted from year to year based on the performance of the registrant and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees. In addition, Mr. Champion was eligible to receive a bonus for the year ended as of December 31, 2007. Such bonus would be calculated based on the performance of the registrant and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees.

8(4) As of December 31, 2007, Mr. Champion beneficially owned shares in the registrant with a market value between $100,001 - $150,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 To January 31
February 1 To February 29
March 1 to March 31
April 1 to April 30
May 1 to May 31
June 1 to June 30	(1) 801,870	$7.76	(1) 801,870	(2) 0
July 1 to July 31
August 1 to August 31
September 1 to September 30
October 1 to October 31
November 1 to November 30
December 1 to December 31	(1) 761,776	$7.05	(1) 761,776	(2) 0

(1)	Semi-Annual repurchase offer.

(2)
Fund may repurchase up to 2,179,932 shares under its repurchase program commenced November 1, 2004. The repurchase program does not have an expiration date. As of December 31, 2007, 125,032 shares may be purchased under the repurchase program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures of such disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) CODE OF ETHICS REQUIRED BY ITEM 2 OF FORM N-CSR:

See Exhibit 99.CodeEth attached hereto.

(a)(2) CERTIFICATIONS REQUIRED BY RULE 30A-2(A) UNDER THE 1940 ACT:

See Exhibit 99.77Q3Cert attached hereto.

(a)(3) WRITTEN SOLICITATION TO PURCHASE SECURITIES PURSUANT TO RULE 23C-1 UNDER THE 1940 ACT

The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by the report to 10 or more persons.

(b) CERTIFICATIONS REQUIRED BY RULE 30A-2(B) UNDER THE 1940 ACT:

See Exhibit 99.906Cert attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taiwan Greater China Fund

By: /s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Steven R. Champion
Name: Steven R. Champion
Title: President and Chief Executive Officer

By:

/s/ Cheryl Chang
Name: Cheryl Chang
Title: Chief Financial Officer

Date: March 7, 2008